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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            November 9, 1998


                         Central Illinois Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

Illinois                        000-24149                            37-1203599
(State or other jurisdiction    (Commission File Number)          (IRS Employer
of Incorporation)                                           Indentification No.)

   N27 W24025 Paul Court, Pewaukee, Wisconsin                      53072
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code             (414) 695-6010

             2913 W. Kirby Avenue, Champaign, Illinois 61821 (Former Name or former address, if changed since last report.)



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ITEM 4:  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 9, 1998, Central Illinois Bancorp, Inc. (Registrant) engaged the accounting firm of KPMG Peat Marwick LLP (KPMG) as its independent accountants. KPMG replaces Striegel Knobloch & Company, LLC (Striegel) as of the date reported above. Striegel resigned as independent accountants of Registrant effective November 9, 1998. The change in the Registrant's independent accountants was the result of a formal proposal process involving two accounting firms. The decision to change accountants was approved by the Registrant's Board of Directors.

During the two most recent fiscal years and the subsequent interim period prior to September 30, 1998, there have been no disagreements with Striegel on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure, nor any reportable events.

Striegel's report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the following events has occurred within the Registrant's two most recent fiscal years or the subsequent interim period preceding the change in accountants:

(A) Striegel has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

(B) Striegel has not advised the Registrant that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

(C) Striegel has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to its attention that if further investigated could (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that could prevent it from rendering an unqualified report on those financial statements) or cause it to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements, and (ii) due to
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     Striegel's resignation, or for any other reason, Striegel did not so expand the scope of its audit or conduct such further investigation; or,

(D) Striegel has not advised the Registrant that information has come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covered by an audit report (including information that, unless resolved to Striegel's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to Striegel's resignation, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to the resignation.

During the two most recent fiscal years, and the subsequent interim period prior to engaging KPMG, neither the Registrant nor anyone on its behalf, consulted KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided, which advice was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in paragraph 304(a)(1)(iv) of Regulation S-K).

The Registrant has requested that Striegel furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Striegel's letter to the SEC dated November 13, 1998 is attached as an exhibit to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              16.1 Letter re Change in Certifying Accountant


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                CENTRAL ILLINOIS BANCORP, INC.
                                (Registrant)


                                By:  /s/ Steven T. Klitzing
                                   ------------------------------------

                                Name:    Steven T. Klitzing
                                Title:   Senior Vice President and
                                         Chief Financial Officer


Date:  November  13, 1998